UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012

B-Scada, Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 333-150158

Delaware	333-150158	94-3399360
(State or other jurisdiction of incorporation)	Commission file number	(IRS Employer Identification No.)

1255 N Vantage Pt. Dr., Suite A, Crystal River, Florida	34429
(Address of principal executive offices)	(Zip Code)

(352) 564-9610

Registrant’s telephone number, including area code

Mobiform Software, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

On October 19, 2012, Mobiform Software, Inc., a Delaware corporation (“Mobiform”), changed its name to “B-Scada, Inc.” by filing a Certificate of Ownership and Merger with the Office of Secretary of State of the state of Delaware. The name change was effected by merging “Mobiform Merger Corp.”, our wholly owned subsidiary, with and into the registrant, pursuant to which we survived, but adopted the name of “B-Scada, Inc.”.  The merger and the resulting change of our name was approved by the written consent of our sole director on September 24, 2012.

ITEM 9.01  EXHIBITS

a)

Financial Statement:

NONE

b)

Pro Forma Financial Information:

NONE

c)

Shell Company Transactions:

NONE

d)

Exhibits:

99.1  Certificate of Ownership and Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B-SCADA, INC.

Date: October 19, 2012	By:	/s/ Allen Ronald DeSerranno
Allen Ronald DeSerranno
President and Chief Executive Officer

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